-----------------------------------------------------------------

                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 OR 15(d) of The
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest event
                           reported): June 30, 2004

      CWMBS, INC., (as depositor under the Pooling and Servicing
      Agreement, dated as of June 1, 2004, providing for the issuance of the CHL Mortgage Pass-Through Trust 2004-15, Mortgage Pass-
      Through Certificates, Series 2004-15).


                                  CWMBS, INC.
                                  -----------
            (Exact name of registrant as specified in its charter)


            Delaware                    333-109248              95-4449516
            --------                    ----------              ----------
(State or other jurisdiction           (Commission          (I.R.S. Employer
        of incorporation)              File Number)         Identification No.)


               4500 Park Granada
              Calabasas, California                 91302
            -------------------------             ----------
              (Address of principal               (Zip Code)
               executive offices)

       Registrant's telephone number, including area code (818) 225-3000
                                                          ----- --------

                                      N/A

                    --------------------------------------
        (Former name or former address, if changed since last report.)


       -----------------------------------------------------------------

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Section 8     Other Events
---------     ------------

Item 8.01.    Other Events.
---------     ------------

     On June 30, 2004, CWMBS, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of June 1, 2004 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans Inc., as a seller ("CHL"), Park Granada LLC, as a seller ("Park Granada" and, together with CHL, the Sellers"), Countrywide Home Loans Servicing LP, as master servicer (the "Master Servicer"), and The Bank of New York, as trustee (the "Trustee"), providing for the issuance of the Company's Mortgage Pass-Through Certificates, Series 2004-15. The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.

Section 9  - Financial Statements and Exhibits
---------

Item 9.01.   Financial Statements and Exhibits.
             ---------------------------------

        (a)  Financial statements of business acquired.

             Not applicable.

        (b)  Pro forma financial information.

             Not applicable.

        (c)  Exhibits.

             99.1. Pooling and Servicing Agreement, dated as of June 1, 2004, by and among the Company, the Sellers, the Master Servicer and the Trustee.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     CWMBS, INC.



                                     By: /s/ Darren Bigby
                                         ---------------------------------
                                         Darren Bigby
                                         Vice President



Dated:  September 20, 2004

                                 Exhibit Index
                                 -------------



Exhibit                                                                 Page
-------                                                                 ----

99.1.       Pooling and Servicing Agreement,
            dated as of June 1, 2004, by
            and among, the Company, the Sellers,
            the Master Servicer and the Trustee.                           6